UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2009

SYNCFEED INC.
(Exact name of registrant as specified in its charter)

Commission File Number 333-142890

Nevada	26-4152475
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Av. Arenales 335
Cercado, Lima, Peru
 (Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  011-511-627-4603

50 West Liberty St., Suite 880
Reno, NV  89501
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 29, 2009, Mr. Paul F. Antoniazzi and Mr. Corey J. Sandberg were appointed as directors of our company.  In addition, on February 3, 2009, Mr. Antonio Rotundo resigned as Secretary and Treasurer of our company and Mr. Sandberg was appointed as Secretary and Treasurer of our company.  Mr. Rotundo remains the President, CEO, CFO and a director of our company.

Mr. Paul F. Antoniazzi is 62 years old and has been active in the mining industry since 1983.  Since 2002, Mr. Antoniazzi has worked as an independent contractor as the President of Antoniazzi Consulting Ltd. specializing in environmental and mining projects including: contaminated soils clean up; asbestos clean up; surface drill projects; and mine decommissioning.  Mr. Antoniazzi is currently on the board of directors of three Canadian listed mining companies: Opawica Explorations Inc. (TSX: OPW) (since December 2, 1996); International Kirkland Minerals Inc. (IKI-TSXV) (since November 19, 1997); and RT Minerals Corp. (C.RTM:CNSX) (since March 9, 2007).

Mr. Corey J. Sandberg is 35 years old and has just under fifteen years of professional experience in both corporate and small business environments.  From 2006 to present, Mr. Sandberg has been an independent consultant where he has lead business startup, organizational management and operational improvement initiatives, both strategic and tactical, for public and private companies alike.  Prior to becoming an independent consultant in 2006, Mr. Sandberg spent just under seven years at American Express Financial Advisors, a subsidiary of American Express, (later spun-off to become Ameriprise Financial, Inc.).  While at American Express, Mr. Sandberg held both management and leadership positions in predominantly entrepreneurial environments receiving recognition for challenging the status quo, taking risks and successfully implementing new ideas that helped with cost savings and revenue generation.  During the last few years before leaving American Express in late 2005, Mr. Sandberg served in Project Manager and Vendor Relationship Manager positions.  In addition, Mr. Sandberg held the FINRA Series 63, 7 and 24 Securities Licenses required for management and leadership positions within American Express. Mr. Sandberg is a graduate of the University of Minnesota, Twin Cities with a Bachelor of Arts degree in Japanese Language & Culture.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 4, 2009
SYNCFEED INC.

By:	/s/ Antonio Rotundo
Name:	Antonio Rotundo
Title:	President and Director